OTHER (EXPENSE) INCOME, NET (Tables)	12 Months Ended
Dec. 31, 2012
OTHER (EXPENSE) INCOME, NET [Abstract]
Schedule of Other (Expense) Income

	Years ended December 31,
	2010	2011	2012
	$	$	$

Foreign currency exchange gain (loss) , net	(5,052,285)	(10,649,047)	397,621
Convertible notes repurchase gain	-	7,440,000	10,348,750
Government grants	153,871	565,076	889,239
Others	1,211,926	744,162	(148,672)
Total	(3,686,488)	(1,899,809)	11,486,938